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                                                                   Exhibit 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1997 included in the Company's Form 10-K/A for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                                              S/ ARTHUR ANDERSEN LLP

                                              ARTHUR ANDERSEN LLP


Las Vegas, Nevada
October 13, 1997






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